Exhibit 99.1

Rallybio Announces Reverse Stock Split of Common Stock in Connection with the Proposed Merger with Avenzo

EAST BERLIN, Conn., November 10, 2026 – Rallybio Corporation (Nasdaq: RLYB) today announced that it will effect a one-for-two reverse stock split of its issued and outstanding common stock in connection with the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated as of May 31, 2026, among Rallybio, Avenzo Therapeutics, Inc. (“Avenzo”) and Farmington Merger Sub, Inc., a wholly owned subsidiary of Rallybio (the “Merger Agreement”). At Rallybio’s Annual Meeting of Stockholders held on November 4, 2026, stockholders approved an amendment to Rallybio’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio ranging from one-for-two to one-for-nine, inclusive, with the final ratio to be mutually determined by Rallybio and Avenzo. On November 8, 2026, Rallybio’s Board of Directors, with Avenzo’s mutual agreement, approved a one-for-two reverse stock split of Rallybio’s issued and outstanding common stock. The reverse stock split is expected to become effective at 12:01 a.m., Eastern Time, on November 20, 2026, prior to the anticipated completion of the merger contemplated by the Merger Agreement (the “Merger”). Following the satisfaction of applicable Nasdaq approvals and the closing of the Merger, Rallybio plans to change its name to Avenzo Therapeutics, Inc. and to trade on the Nasdaq Capital Market under the new trading symbol “AVZO” and the new CUSIP number 053928 107.

At the effective time of the reverse stock split, every two issued and outstanding shares of Rallybio’s common stock will automatically be combined into one share of common stock. The reverse stock split will reduce the number of issued and outstanding shares of Rallybio’s common stock from approximately 5.6 million to approximately 2.8 million (prior to giving effect to the closing of the Merger). The reverse stock split will not change the authorized number of shares of Rallybio’s common stock.

The par value of Rallybio’s common stock will remain unchanged at $0.0001 per share after the reverse stock split. The reverse stock split will affect all stockholders uniformly and, by itself, will not alter any stockholder’s percentage interest in Rallybio’s equity, except to the extent that the reverse stock split results in some stockholders receiving cash in lieu of any fractional shares as described below.

Proportionate adjustments will be made to the number of shares underlying outstanding pre-funded warrants, equity awards and, where applicable, their exercise prices, and to the number of shares reserved for issuance under Rallybio’s equity incentive plans, in each case in accordance with the terms of the applicable pre-funded warrants, awards and plans.

No fractional shares will be issued in connection with the reverse stock split. Stockholders who would otherwise be entitled to receive a fractional share will instead receive a cash payment equal to the fair market value of that fractional share based on the closing price of Rallybio’s common stock on the effective date of the reverse stock split.

Computershare Trust Company, N.A. (“Computershare”) is acting as the exchange agent and transfer agent for the reverse stock split. Stockholders holding their shares electronically in book-entry form are not required to take any action to receive post-split shares. Computershare will provide instructions to stockholders holding physical certificates regarding the process for exchanging their pre-split stock certificates for the appropriate number of post-split shares in book-entry form and receiving payment in lieu of any fractional shares. Stockholders holding shares through a bank, broker or other nominee will have their positions adjusted to reflect the reverse stock split and will receive payment in lieu of any fractional shares in accordance with their respective bank’s, broker’s or nominee’s procedures. Additional information regarding the reverse stock split can be found in Rallybio’s proxy statement/prospectus, included in its registration statement on Form S-4, which was declared effective by the Securities and Exchange Commission on October 15, 2026 (the “Proxy Statement/Prospectus”).

About Avenzo Therapeutics

Avenzo Therapeutics is a clinical-stage biotechnology company focused on developing next-generation oncology therapies for patients. The company’s pipeline includes potentially differentiated small molecules and bispecific antibody-drug conjugates (ADCs). Avenzo’s small molecule inhibitors, AVZO-021 and AVZO-023, are novel, highly potent and selective inhibitors of CDK2 and CDK4, respectively, which are key enzymes involved in cell cycle regulation. AVZO-021 is being evaluated in a Phase 1/2 study as monotherapy in advanced solid tumors and in combination with fulvestrant in HR+/HER2- metastatic breast cancer. AVZO-021 and AVZO-023 are being evaluated in the Phase 1/2 ORION-1 study in HR+/HER2- metastatic breast cancer, where AVZO-023 is administered in combination with endocrine therapy, with or without AVZO-021. Avenzo’s first ADC drug candidate, AVZO-1418, is a potentially differentiated EGFR/HER3 bispecific ADC that is being studied in the AVENTINE-1 Phase 1/2 study for the treatment of advanced solid tumors. Avenzo’s second ADC drug candidate, AVZO-103, is a potentially differentiated Nectin4/TROP2 bispecific ADC that is being studied in the BEACON-1 Phase 1/2 study for the treatment of advanced solid tumors.

About Rallybio

Rallybio (Nasdaq: RLYB) is a clinical-stage biotechnology company with a mission to develop and commercialize life-transforming therapies for patients with severe and rare diseases. Rallybio has built a pipeline of promising product candidates aimed at addressing diseases with unmet medical need in areas of complement dysregulation and hematology.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the implementation and expected timing of the reverse stock split; the expected commencement of trading on a split-adjusted basis, the anticipated trading symbol and the new CUSIP number; the anticipated completion and timing of the Merger and the related name change; the expected effects of the reverse stock split on stockholders, including the treatment of fractional shares, and on outstanding pre-funded warrants, equity awards and equity incentive plan share reserves; the procedures for exchanging shares and making cash payments in lieu of fractional shares; and Avenzo’s and Rallybio’s plans to develop and commercialize therapies and the potential of their product candidates. The words “may,” “believes,” “expects,” “anticipates,” “hopes,” “intends,” “plans,” “forecasts,” “estimates,” “will,” “establish,” “potential,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These statements are based on management’s current expectations, estimates, beliefs and assumptions and are subject to risks and uncertainties that could cause actual results or the timing of events to differ materially from those expressed or implied. These risks and uncertainties include, among others, the risk that the Merger will be delayed or will not be completed because closing conditions are not satisfied or waived, including conditions related to Nasdaq listing approvals; the occurrence of events or circumstances that could give rise to termination of the Merger Agreement; delays in implementing the reverse stock split or commencing split-adjusted trading; the risk that the reverse stock split will not result in a sustained increase in the trading price of the common stock or ensure compliance with Nasdaq listing requirements; risks associated with the development and commercialization of product candidates; and the other risks described under “Risk Factors” in the Proxy Statement/Prospectus, Rallybio’s most recent Annual Report on Form 10-K and its subsequent filings with the Securities and Exchange Commission. Rallybio cautions investors not to place undue reliance on these forward-looking statements. These statements speak only as of the date of this press release, and Rallybio undertakes no obligation to update or revise any forward-looking statement, except as required by law. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Exchange Act of 1934 and otherwise in accordance with applicable law.

Investor Contact

Samantha Tracy

Rallybio Corporation

(475) 47-RALLY (Ext. 282)

investors@rallybio.com

Media Contact

media@rallybio.com

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